                                                                   EXHIBIT 10.29

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. Sections 200.80(b)(4), 200.83 and 230.406.


[GTE LOGO]

                                                            Master Agreement for
                                                        Internetworking Services

                                                          Rev. February 19, 1998

--------------------------------------------------------------------------------

THIS MASTER AGREEMENT BETWEEN GTE INTERNETWORKING INCORPORATED ("WE") AND THE CUSTOMER IDENTIFIED BELOW ("YOU") INCLUDES THE ATTACHED SERVICE SCHEDULES AND SERVICE QUOTATIONS (COLLECTIVELY "SCHEDULES") TOGETHER WITH ANY ADDITIONAL SCHEDULES MUTUALLY AGREED IN WRITING IN THE FUTURE.

1. SERVICES. We will provide you the Internetworking services ("Services") specified in the Schedule(s). Our commencement of providing any of the Services shall constitute our acceptance of this Master Agreement.

2. PRICES. Prices are stated in the Schedules and are guaranteed for the Term stated in the Schedules. If any of the Services are on a month-to-month basis, we will give you at least 30 days notice of a price change. In addition, you are responsible for applicable taxes, tariffs, telecommunications surcharges or other governmental charges due on account of the Services.

3. PAYMENT. Unless otherwise stated in a Schedule, we will invoice you monthly. You agree to pay within 30 days from receipt of invoice. For overdue invoices, you will pay interest of 1.5% for each month or part of a month (or the maximum allowed by law, whichever is less).

4. OUR RESPONSIBILITY. We are responsible for providing the Services by qualified personnel in a professional manner. WE DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

5. YOUR RESPONSIBILITY. You are responsible for the manner in which you use the Services, including the maintenance and security of your data, computer network and other facilities; your choice of equipment, software and online content, and all other matters related to how you use the Services. Unless expressly permitted by a Schedule or separate reseller agreement with us, you shall not resell Services, or access to Services, directly or indirectly to third parties.

6. INDEMNIFICATION. We will indemnify you for damages, costs and attorneys fees you incur from any claim that our design of the Services infringes any U.S. patent, copyright, trademark, trade secret or other intellectual property right. You will indemnify us for damages, costs and attorneys fees we incur from any claim arising from your manner of using of the Services, your combination of the Services with other products or services not provided by us, or your modification of the Services. The indemnifying party shall conduct the defense and shall have control of the litigation; the other party shall give prompt notice of claims and shall cooperate in defending against the claim. THE PARTIES DISCLAIM THE IMPLIED WARRANTY OF NON-INFRINGEMENT, RELYING INSTEAD ON THE TERMS OF THIS SECTION.

7. IP ADDRESSES. Upon expiration, cancellation or termination of the Agreement or applicable Schedule, you shall relinquish any IP addresses or address blocks assigned to you by us.

8. ACKNOWLEDGMENT. You agree that we may include your name in listings of our customers.

9. COMPLIANCE WITH LAWS. You shall not use or permit your end users to use the Services in ways that violate laws or our acceptable use policy which is published on our web site at http://www.bbn.com/aup/, infringe the rights of others, or interfere with users of our network or other networks. For example, you shall not distribute chain letters or unsolicited bulk electronic mail ("spamming"); propagate computer worms or viruses; use a false identity; attempt to gain unauthorized entry to any site or network; distribute child pornography, obscenity or defamatory material over the Internet; or infringe copyrights, trademarks or other intellectual property rights. You further agree to comply with U.S. export laws concerning the transmission of technical data and other regulated materials via the Services.

10. TERMINATION. Either party may terminate or cancel this Agreement if the other fails to cure a material breach of the Agreement within 30 days after receiving written notice of the breach. We reserve the right, but assume no obligation, to suspend performance immediately if you are more than 30 days overdue in payments or if, in our reasonable judgment, you have violated
Section 9.

11.  LIMITATION OF LIABILITY. EXCEPT FOR (A) INDEMNIFICATIONS PURSUANT TO
SECTION 6, (B) BREACH OF ANY CONFIDENTIALITY OBLIGATIONS STATED IN A SERVICE SCHEDULE, AND (C) BREACHES BY YOU OF LICENSE TERMS APPLICABLE TO GTE-PROVIDED SOFTWARE, NEITHER PARTY (NOR ITS SUPPLIERS OR CUSTOMERS) SHALL BE LIABLE TO THE OTHER PARTY FOR PUNITIVE, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES INCLUDING WITHOUT LIMITATION, LOST PROFITS OR LOSS OR DAMAGE TO DATA ARISING OUT OF THE USE OR INABILITY TO USE SERVICES, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12. LIMITATION OF DAMAGES. OUR AGGREGATE LIABILITY TO YOU RELATING TO OR ARISING OUT OF THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED (a) THE TOTAL AMOUNTS PAID BY YOU TO US FOR THE SERVICE IN QUESTION, DURING THE ONE-YEAR PERIOD IMMEDIATELY PRECEDING THE EVENT WHICH GAVE RISE TO YOUR CLAIMS OR (b) $100,000, WHICHEVER IS LESS.

13. MISCELLANEOUS. The terms and conditions of this Agreement supersede all previous agreements, proposals or representations related to the Services. Except for assignments to GTE affiliates, neither party may assign this Agreement without the prior written consent of the other party. This Agreement shall be governed by the substantive laws of the Commonwealth of Massachusetts. Any changes to this Agreement, or any additional or different terms in your purchase orders, acknowledgments or other documents, will not be effective unless expressly agreed to in writing by us.

--------------------------------------------------------------------------------
        PLEASE SIGN BELOW TO INDICATE YOUR UNDERSTANDING AND ACCEPTANCE
                         OF THE TERMS OF THIS AGREEMENT

COMPANY (TYPE OR PRINT FULL CUSTOMER NAME): GENERAL MAGIC, INC.

SIGNATURE: /s/ GARY L. RUCKER           DATE: Sept. 4, 1998

PRINT NAME: Gary L. Rucker              TITLE: Manager of Information Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


1 of 1

                                                               SERVICE SCHEDULE
   [GTE LOGO]                                             INTERNET ADVANTAGE(SM)
                                           DOWNSTREAM SERVICE PROVIDER (DSP/ISP)

                                                                 REV. JUNE 1998


THIS SERVICE SCHEDULE IS PART OF AND IS GOVERNED BY THE MASTER AGREEMENT FOR INTERNETWORKING SERVICES ("MASTER AGREEMENT"). THE TERMS AND CONDITIONS OF THE MASTER AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

1. COVERED SERVICES. We will provide you with the version of Internet Advantage(SM) Connection Service ("IA Service") indicated in the Service Quotation ("Quotation"). The Service Period and fees for the IA Service are described in the Quotation. Our commencement of providing IA Service to you as described in the Quotation shall constitute our acceptance of this Service Schedule.

2. SERVICE DESCRIPTION. IA Service provides you with dedicated access to the Internet. Further details of the IA Service are set forth in the Service Description for the version of the IA Service you have selected, as indicated on the attached Quotation. Service Descriptions are available from your GTE sales representative.

3. SERVICE LEVEL GUARANTEE AND LIMITED REMEDY. We are committed to providing you with reliable, high quality Services, and we offer certain assurances about the quality of Services ("Service Level Guarantee"). A description of the current Service Level Guarantee is available on our Web site at http://www.bbn.com/products/access/guarantee.htm or from your GTE Internetworking sales representative. We reserve the right to change, amend, or revise the Service Level Guarantee at any time. In the event of any change in the Service Level Guarantee, your warranties and/or remedies may change. The warranties and/or remedies described in the then-current Service Level Guarantee for the applicable Service are your sole remedies under the Agreement. THIS SERVICE LEVEL GUARANTEE IS THE SOLE AND EXCLUSIVE REMEDY FOR FAILURE OR DEFECT OF IA SERVICE.

4. RESELLING AUTHORITY & PERMITTED USE. Subject to the terms and conditions set forth herein, we authorize you to: (a) use the IA Service for your internal business purposes; (b) provide access to the IA Service to your customers; (c) allow your customers, through a binding written agreement, to use the IA Service for internal personal or business use; and (d) allow such customers to resell the IA Services to third-parties, through a binding written agreement to third parties [(c) and (d) collectively referred to as "End Users"]. Written agreements as specified above shall incorporate terms substantially similar to those stated in Section 16 "MANDATORY FLOW DOWN TERMS" of this Service Schedule. You are authorized to provide access to the IA Services to your employees and End Users, all of whom must be located within the United States of America.

5. RENEWAL. We encourage you to contact us by sending an inquiry via email to: renew@bbnplanet.com prior to the expiration of the then-current Service Period to renew the IA Service for an additional term of one year or greater. If the Service Period expires before it has been renewed in writing, then we may continue to provide you with the IA Service on a month-to-month basis, at 105% of our then-current undiscounted list prices, until the Service Period has been renewed in writing.

6. SERVICE CANCELLATION. You may cancel the IA Service at any time by providing 60 days prior written notice via email to: cancel@bbnplanet.com. If you cancel during a Service Period, you agree to pay us (a) all IA Service fees accrued as of the cancellation date and (b) an early cancellation fee in an amount equal to 50% of IA Service fees due for the canceled portion of the Service Period. You are responsible in all events for any telephone company circuit cancellation charges incurred by us as a result of your cancellation. If you elect IA Service with flexible pricing, the cancellation fees shall be calculated based upon the applicable price for the lowest IA Service usage band.

7. SOFTWARE WE PROVIDE. In the event we provide any software to you in connection with IA Service, we grant you a personal, non-exclusive, non-transferable license for the duration of the Service Period, to use such software in object code form only, on hardware provided by us, for the sole purpose of enabling you to use the IA Service on your premises. You acknowledge that the software is copyrighted, that title to such software remains with us and our suppliers, if any, and that the content and design of such software are valuable trade secrets. You are authorized to make one copy of the Software for backup purposes only. You agree not to (a) disclose or make available to third parties any portion of such software without our advance written permission;
(b) further copy or duplicate such software; (c) reverse engineer, decompile or disassemble such software; (d) make derivative works from such software; or (e) modify such software. YOU ACKNOWLEDGE THAT OUR THIRD PARTY SOFTWARE SUPPLIERS DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT.

7, IP ADDRESSES. Upon expiration, cancellation or termination of the Agreement or applicable Schedule, you shall relinquish any IP addresses or address blocks assigned to you or End-Users by us.

9. DOMAIN NAME FEES. All fees associated with domain name registration and periodic maintenance of domain names are your responsibility and will be billed directly to you by InterNIC. Such fees are not included in the prices for the IA Service.

10. RETURN OF EQUIPMENT AND SOFTWARE. Upon termination or expiration of the Service Period (unless extended by the parties), you agree to return to us all hardware and software (other than hardware and software which you have purchased from us) which we have provided to you in connection with the IA Service. In the event such hardware and software is not returned to us within 30 days following such termination or expiration, we will charge you the undepreciated list price of the unreturned hardware and software, in addition to all applicable late return fees.

11. CONTENT RESPONSIBILITY. You understand that we are not responsible for the content of the transmissions that may pass through the Internet and/or the IA Services. You agree that you will NOT use the IA Services in ways that violate laws, infringe the rights of others, or interfere with the users, services, or equipment of other networks. For example, you shall not distribute unsolicited advertising, chain letters, or commercial electronic mail ("spamming"); propagate computer worms or viruses; attempt to gain unauthorized entry to other computers, data or networks; distribute child pornography, obscenity, or defamatory material over the Internet; or infringe copyrights, trademarks, or other intellectual property rights. You also agree that you will not use or allow use of the IA Services in a manner that is inconsistent with the then-current GTE Internetworking "Acceptable-Use Policy" available at http://www.bbn.com/aup. You acknowledge that any breach of the foregoing obligation, by yourself or End Users, may result in suspension or termination of the IA Services.

12. COMPLIANCE WITH APPLICABLE LAWS. You agree that you shall use the IA Service in full compliance with (i) all applicable export laws (including without limitation any U.S. export laws) and (ii) all applicable local laws and regulations (including without limitation any laws governing the import of the IA Service. We reserve the right to suspend or terminate the IA Service (or any portion thereof) without notice in the event that your use of the IA Service, in our reasonable judgment violates any applicable export law, regulation, or ordinance.



GTE Internetworking Incorporated

                                                                SERVICE SCHEDULE
[GTE LOGO]                                                INTERNET ADVANTAGE(SM)
                                           DOWNSTREAM SERVICE PROVIDER (DSP/ISP)

                                                                  REV. JUNE 1998

13. EXPORT COMPLIANCE: The transfer of technology across national boundaries, including electronic transmission thereof, is regulated by the U.S. Government.

You agree not to export or re-export (including by way of electronic transmission) any technology transmitted through Internet Advantage Connection Service without first obtaining any required export license or governmental approval. You further agree not to export, re-export or release any software (including source code), technology, or foreign-produced direct product of U.S. origin software or technology, directly or indirectly, to a country or a national of a country that is (i) listed in the EAR as County Groups D:1 or E:2 or (ii) embargoed by the United States, if such software, technology or direct product is controlled for export to such country for national security reasons. If the foreign-produced direct product of such technology is a complete plant or major component of a plant and the direct product of such plant is controlled to such country for national security reasons or under the ITAR, you will not export the direct product of the plant to an such country.

The countries that are embargoed, or included in Groups D:1 and E:2 may change from time to time. As of December 30, 1997, Country Group D:1 consists of Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Cambodia, China, Estonia, Georgia, Kasakhstan, Krygystan Laos, Latvia, Lithuania, Moldova, Mongolia, Romania, Russia, Tajikstan, Turkmenstan, Ukraine, Uzbekistan, and Vietnam. Country Group E:2 consists of Cuba, North Korea, and Libya, and the embargoed countries are Cuba, Iran, Iraq, North Korea, and Sudan.

14. SURVIVAL: This provision 13 "Survival" and the following provisions shall survive the termination of the Agreement. Provision 12 "EXPORT COMPLIANCE" of this Service Schedule, and any Provision in the applicable Master Agreement which references "INDEMNIFICATION", "LIMITATION OF LIABILITY", "LIMITATION OF DAMAGES", and "WARRANTY DISCLAIMERS."

15. RESPONSIBILITY FOR END USERS. You agree to be responsible for all billing and collection from End Users and that you will pay us on a timely basis, regardless of whether you collect payment from End Users. You agree to be responsible for all communications to and business relations with End Users. You shall be responsible for providing all technical and business support related to IA Services access for End Users, including but not limited to responding to inquiries and questions, hot-line support, problem resolution, providing system configuration, installation and support, as applicable and other such services and shall maintain an organization which is highly trained and qualified to provide such support. You are responsible for authenticating and authorizing access by your End Users to IA Services.

16. MANDATORY FLOW-DOWN TERMS. You agree to include terms substantially similar to the following minimum terms in legally binding agreements with End Users. For the purpose of this section, "Network Services Supplier" shall mean us, "Company" shall mean you, "you" and "End User" shall mean the End User and "IA Services" shall mean Internet Advantage(SM) Connection Service.

     Content Responsibility. End User understands that neither Company nor its Network Services Supplier is responsible for the content of the transmissions which may pass through the Internet and/or the IA Services. End User agrees that it will NOT use the IA Services in ways that violate laws, infringe the rights of others, or interfere with the users, services, or equipment of the network. For example, End User shall not distribute unsolicited advertising, chain letters, or commercial electronic mail ("spamming"); propagate computer worms or viruses; attempt to gain unauthorized entry to other computers, data or networks; distribute child pornography, obscenity, or defamatory material over the Internet; or infringe copyrights, trademarks, or other intellectual property rights.

     Warranty and Liability Limitations. THE NETWORK SERVICES SUPPLIER AND COMPANY DISCLAIM ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NEITHER COMPANY NOR ITS NETWORK SERVICES SUPPLIER WILL BE LIABLE FOR UNAUTHORIZED ACCESS TO COMPANY'S OR END USER'S TRANSMISSION FACILITIES OR PREMISE EQUIPMENT OR FOR UNAUTHORIZED ACCESS TO OR ALTERATION, THEFT OR DESTRUCTION OF END USER'S DATA FILES, PROGRAMS, PROCEDURES OR INFORMATION THROUGH ACCIDENT, FRAUDULENT MEANS OR DEVICES, OR ANY OTHER METHOD, REGARDLESS OF WHETHER SUCH DAMAGE OCCURS AS A RESULT OF COMPANY'S OR ITS NETWORK SERVICE SUPPLIER'S NEGLIGENCE.

     Disclaimer of Consequential Damages. IN NO EVENT WILL COMPANY OR ITS NETWORK SERVICES SUPPLIERS BE LIABLE FOR ANY DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF DATA, LOSS OR REVENUE OR PROFITS, OR FOR ANY OTHER SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THE USE OF OR INABILITY TO USE SERVICES OR PRODUCTS PROVIDED HEREUNDER.

     Export Compliance: End User further agree to comply with U.S. Export laws concerning the transmission of technical data and other regulated materials via the IA Services.

     IP Addresses: Upon expiration, cancellation or termination of the Agreement, End-User shall relinquish any IP addresses or address blocks assigned to End-User by Company or its Network Services Supplier.

AGREED & ACCEPTED:

Company: General Magic, Inc.
         -----------------------------

Signature: /s/ GARY L. RUCKER
           ---------------------------

Name: Gary L. Rucker
      --------------------------------

Title: Manager of Information Services
       -------------------------------

Date: Sept. 4, 1998
      --------------------------------


GTE Internetworking Incorporated    Page 2 of 2

                                   [GTE LOGO]


                                AMENDMENT NO. 1
                                     TO THE
      SERVICE SCHEDULE FOR INTERNET ADVANTAGE DOWNSTREAM SERVICE PROVIDERS
                                    BETWEEN
  GTE INTERNETWORKING INCORPORATED ("GTE") AND GENERAL MAGIC INC. ("CUSTOMER")

THIS AMENDMENT #1 to Service Schedule for Internet Advantage Downstream Service Providers September 4, 1998 (the "DSP Service Schedule") entered into between GTE Internetworking, Incorporated ("GTE", "us" or "ours") and General Magic Inc. ("Customer", "you" or "your").

RECITALS:

You have signed the Master Agreement and such applicable GTE quotations and/or additional service schedules describing the Internet services to be provided to you by us.

A. The parties desire to amend the DSP Service Schedule such that the following paragraphs read as set forth herein.

3. RESELLING AUTHORITY & PERMITTED USE. Subject to the terms and conditions set forth herein, we authorize you to: (a) use the IA Service for your internal business purposes; (b) provide access to the IA service to your customers; (c) allow your customers, through a binding agreement, to use the IA services in conjunction with the General Magic Portico(TM) Network for internal personal or business use; and (d) allow such customers to resell the IA services to third-parties, through a binding written agreement, to third parties [(c) and
(d) collectively referred to as "End Users"]. Written agreements as specified above shall incorporate terms substantially similar to those stated in Section 16 "MANDATORY FLOW DOWN TERMS" of this Service Schedule. You are authorized to provide access to the IA Services to your employees, customers and End Users, in conjunction with the General Magic Portico(TM) Network, which must be located within the United States of America. You may add additional countries upon receiving written permission from GTE or through a separate written agreement, such permission shall not be unreasonably withheld, based upon GTE's business and legal concerns.

16. MANDATORY FLOW-DOWN TERMS. You agree to include terms substantially similar to the following minimum terms in legally binding agreements with End Users. For the purpose of this section, "Network Services Supplier" shall mean us, "Company" shall mean you, "you" and "End User" shall mean the End User and "IA Services" shall mean Internet Advantage(SM) Connection Service.

     Content Responsibility. End User understands that neither Company nor its Network Services Supplier is responsible for the content of the transmissions which may pass through the Internet and/or the IA Services. End User agrees that it will NOT use the IA Services in ways that violate laws, infringe the rights of others, or interfere with the users, services, or equipment of the network. For example, End User shall not distribute unsolicited advertising, chain letters, or commercial electronic mail ("spamming"); propagate computer worms or viruses; attempt to gain unauthorized entry to other computers, data or networks; distribute child pornography, obscenity, or defamatory material over the Internet; or infringe copyrights, trademarks, or other intellectual property rights.

     Warrant and Liability Limitations. THE NETWORK SERVICES SUPPLIER AND COMPANY DISCLAIM ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING WARRANTIES OF

     MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NEITHER COMPANY NOR ITS NETWORK SERVICES SUPPLIER WILL BE LIABLE FOR UNAUTHORIZED ACCESS TO COMPANY'S OR END USER'S TRANSMISSION FACILITIES OR PREMISE EQUIPMENT OR FOR UNAUTHORIZED ACCESS TO OR ALTERATION, THEFT OR DESTRUCTION OF END USER'S DATA FILES, PROGRAMS, PROCEDURES OR INFORMATION THROUGH ACCIDENT, FRAUDULENT MEANS OR DEVICES, OR ANY OTHER METHOD, REGARDLESS OF WHETHER SUCH DAMAGE OCCURS AS A RESULT OF COMPANY'S OR ITS NETWORK SERVICE SUPPLIER'S NEGLIGENCE.

     Disclaimer of Consequential Damages. IN NO EVENT WILL COMPANY OR ITS NETWORK SERVICES SUPPLIERS BE LIABLE FOR ANY DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF DATA, LOSS OF REVENUE OR PROFITS, OR FOR ANY OTHER SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THE USE OF OR INABILITY TO USE SERVICES OR PRODUCTS PROVIDED HEREUNDER.

     Export Compliance: End User further agree to comply with U.S. Export laws concerning the transmission of technical data and other regulated materials via the IA Services.

C. Captions contained in this Amendment are for reference purposes only and do not constitute part of the Agreement.

D. Capitalized terms used and not defined herein shall have the meanings ascribed thereto in applicable Master Agreement or Service Schedule.

E. Except as amended hereby (and by other Amendments, if applicable), all other terms and conditions of the Master Agreement and Service Schedule shall remain in full force and effect.

These terms and conditions have been read, are understood, and are hereby accepted.


GTE INTERNETWORKING INCORPORATED         GENERAL MAGIC, INC.

By: /s/ Frank Maniscalco                 By: /s/ GARY L. RUCKER
    ------------------------------           ----------------------------------
Name: Frank Maniscalco                   Name: Gary L. Rucker
      ----------------------------             --------------------------------
Title: Contract Representative           Title: Manager of Information Systems
       ---------------------------              -------------------------------
Date: Sept. 8, 1998                      Date: Sept. 4, 1998
      ----------------------------             --------------------------------


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

[GTE INTERNETWORKING INCORPORATED LOGO]


                      SERVICE QUOTATION FOR GENERAL MAGIC
--------------------------------------------------------------------------------

TO:  Tom Schreiber               QUOTE DATE:     JUN 30, 1998
     General Magic               QUOTE VALID TO: JUL 31, 1998
     420 North Mary Avenue       QUOTE NUMBER:   59761.9999.1
     Sunnyvale, CA 94086         SERVICE LEVEL:  RENEWAL, IA 5.1, FIXED MULTI-T1
                                                 BRONZE
     USA


Service Period (please check one as applicable):

[ ] Month to Month     [X] 1 Year     [ ] 2 Years     [ ] 3 Years

The Service Period shall commence upon the provisioning by BBN Corporation, a subsidiary of GTE Internetworking Incorporated ("we", "our", or "us"), to you of the services listed on this Service Quotation.

RECURRING FEES (1 YEAR CONTRACT)    LIST PRICE    DISCOUNT     MONTHLY      ANNUAL
--------------------------------    ----------    --------     -------      ------
Bronze 2xT1 Service Fee             $     [**]    [**]%        $   [**]     $    [**]
Leased Circuit Monthly Recurring                               $   [**]     $    [**]
                                                               ---------    ----------
                                                               $   [**]     $    [**]

This renewal quotation entitles your organization to receive certain discounts as set forth above. In order to renew at this rate, please complete your renewal package by signing and returning your Service Quotation, your signed contracts, and your purchase order PRIOR TO the expiration of this quote. Your effective renewal date is the expiration date of this quotation.

In the event that your renewal quotation expires prior to submitting your complete renewal package, you will be invoiced at today's non-discounted renewal rates for a period of 60 days. Upon completion of this 60 day waiting period, you may request another renewal quote with associated discounts as set forth above. Interim invoices during this 60 day period must be paid in full prior to renewing your service(s). You may be subject to cancellation for non-payment of services at any time after the expiration of this renewal quote.

Internet Advantage v5.1 Connection Service is a comprehensive, fully-managed offering for customers who view the Internet as a strategic resource and require a high level of reliability, quality, and performance to use the Internet as a vehicle for collaboration and commerce.

Internet Advantage Bronze Connection Service is monitored and maintained by GTE Internetworking 24 hours a day, 365 days a year by experienced operators, technicians, and analysts, and includes the following at no additional charge:

- Domain Name Service (DNS): Primary and secondary DNS are provided for up to 10 domains and 100 kilobytes of associated zone data file storage. We will also register up to 10 domain names for you with InterNIC. Fees for initial registration and on-going maintenance fees for each domain name will be billed to you directly by InterNIC.

- Stats Advantage Usage Reporting: Provides on-demand, web-based graphical and tabular management summaries of traffic statistics from your Internet connection to support your monitoring and capacity planning needs. In order to be able to view or receive Stats Advantage reports, Internet Advantage Bronze Connection Service customers must provide GTE Internetworking with a community string permitting read-only SNMP access to the CPE router.

- Network News Feed: Access to a virtually unlimited number of Internet news groups, bulletin boards, and discussion forums.



[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[GTE INTERNETWORKING INCORPORATED LOGO]


                      SERVICE QUOTATION FOR GENERAL MAGIC
--------------------------------------------------------------------------------

TO:  Tom Schreiber               QUOTE DATE:     JUN 30, 1998
     General Magic               QUOTE VALID TO: JUL 31, 1998
     420 North Mary Avenue       QUOTE NUMBER:   59761.9999.1
     Sunnyvale, CA 94086         SERVICE LEVEL:  RENEWAL, IA 5.1, FIXED MULTI-T1
     USA


- Web-Based Training: Self-service, web-based training on Internet technology, configuration and installation information, and guidelines for installing and operating Internet applications.

For an additional charge, Customer Premises Equipment (CPE) and associated maintenance are available under Internet Advantage Bronze Connection Service.

New customer orders for Internet Advantage Connection service must be placed for at least an initial one-year term. Service discounts may be available for multi-year commitments. Activation, advanced features, and hardware-related fees are not discountable.

Telco-related fees contained within this quotation may be estimates and are not discountable. In all cases, we will bill customers for actual incurred telco charges and taxes, including any applicable cross-connect and facility entrance fees. Standard telco extended demarcations will be billed at $[**]; non-standard telco extended demarcations will be quoted on an individual case basis.

An invoice for all one-time fees will be issued following the completion of service activation. Recurring fees will be invoiced on a monthly basis in arrears.

With fixed price Multi T1 service, you lock in a constant monthly fee regardless of how much bandwidth you use.

All invoices are payable net 30 days. Applicable taxes will be additional.

This Service Quotation is applicable only for version 5.1 of Internet Advantage Connection Service. This Service Quotation does not entitle you to any future versions or releases of such service that we may make available during the Service Period unless separately agreed to in writing by the parties.

Service Start Date:  8/1/98     Service End Date:  7/31/99
                   ----------                     ---------

If you accept the above service period, please initial here [Initialed]
                                                            -----------

If you accept the above service period, please initial here  [Initialed]
                                                             -----------

If your organization requires the use of purchase orders,
please initial here.     [Initialed]
                         -----------


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[GTE INTERNETWORKING INCORPORATED LOGO]


                      SERVICE QUOTATION FOR GENERAL MAGIC
--------------------------------------------------------------------------------

TO:  Tom Schreiber               QUOTE DATE:     JUN 30, 1998
     General Magic               QUOTE VALID TO: JUL 31, 1998
     420 North Mary Avenue       QUOTE NUMBER:   59761.9999.1
     Sunnyvale, CA 94086         SERVICE LEVEL:  RENEWAL, IA 5.1, FIXED MULTI-T1
     USA


Additional Terms:

(a) The Service Quotation and all Services that may be provided pursuant to this Service Quotation are subject to the terms and conditions of (a) the Master Agreement for Internetworking Services or the Master Agreement for Internet Services or Internet Services and Products Master Agreement previously signed by you (or, if you have not signed such a Master Agreement, the terms and conditions of the current Master Agreement for Internetworking Services), and (b) the Service Schedule for the applicable Services you are purchasing as indicated in this Service Quotation.

(b) Final acceptance of this Service Quotation by us is subject to credit check approval, and confirmation of a valid Master Agreement and Service Schedule signed by Customer.

(c) Any terms and conditions (including but not limited to those contained in a purchase order issued by Customer) which are different from or in addition to the terms and conditions contained in this Service Quotation, the applicable Master Agreement, and/or the applicable Service Schedule(s) signed by Customer, shall not be binding on us unless expressly accepted in writing, herein or otherwise, by our authorized representative, and we hereby object to and reject all terms and conditions not so accepted.

--------------------------------------------------------------------------------

Customer (Type or Print Full Name):   General Magic, Inc.
                                     -------------------------------------------

Signature:  /s/ GARY L. RUCKER          Date:  Sept. 4, 1998
          -------------------------          -----------------------------------

Print Name:  Gary L. Rucker             Title:  Manager of Information Services
           ------------------------           ----------------------------------

--------------------------------------------------------------------------------

PURCHASE ORDERS SHOULD BE MADE OUT TO:

     GTE Internetworking
     Attention: Jason DeLoss
     22 Moulton Street MS 3/a
     Cambridge, MA 02138

Should you have questions about this quotation, please contact Jason DeLoss at 617-873-5651, Fax: 617-873-3599, E-mail: jdeloss@bbn.com

[GTE INTERNETWORKING INCORPORATED LOGO]


                      SERVICE QUOTATION FOR GENERAL MAGIC
--------------------------------------------------------------------------------

TO:  Tom Schreiber               QUOTE DATE:     OCT 1, 1998
     General Magic               QUOTE VALID TO: NOV 1, 1998
     420 North Mary Avenue       QUOTE NUMBER:   79270.9999.2
     Sunnyvale, CA 94086         SERVICE LEVEL:  RENEWAL, IA 6.0, FLEX T1 BRONZE
     USA

Service Period (please check one as applicable):

[ ] Month to Month     [X] 1 Year     [ ] 2 Years     [ ] 3 Years

The Service Period shall commence upon the provisioning by BBN Corporation, a subsidiary of GTE Internetworking Incorporated ("we", "our", or "us"), to you of the services listed on this Service Quotation.

RECURRING FEES (1 YEAR CONTRACT)    LIST PRICE    DISCOUNT     MONTHLY      ANNUAL
--------------------------------    ----------    --------     -------      ------
Bronze Flex T1 Service Fee -
  Usage at 128kb                    $    [**]      [**]%       $    [**]    $     [**]
                                                               ---------    ----------
                                                               $    [**]    $     [**]

This renewal quotation entitles your organization to receive certain discounts as set forth above. In order to renew at this rate, please complete your renewal package by signing and returning your Service Quotation, your signed contracts, and your purchase order PRIOR TO the expiration of this quote. Your effective renewal date is the expiration date of this quotation.

In the event that your renewal quotation expires prior to submitting your complete renewal package, you will be invoiced at today's non-discounted renewal rates for a period of 60 days. Upon completion of this 60 day waiting period, you may request another renewal quote with associated discounts as set forth above. Interim invoices during this 60 day period must be paid in full prior to renewing your service(s). You may be subject to cancellation for non-payment of services at any time after the expiration of this renewal quote.

Internet Advantage v6.0 Connection Service is a comprehensive, fully-managed offering for customers who view the Internet as a strategic resource and require a high level of reliability, quality, and performance to use the Internet as a vehicle for collaboration and commerce.

Internet Advantage Bronze Connection Service is monitored and maintained by GTE Internetworking 24 hours a day, 365 days a year by experienced operators, technicians, and analysts, and includes the following at no additional charge:

- Domain Name Service (DNS): Primary and secondary DNS are provided for up to 10 domains and 100 kilobytes of associated zone data file storage. We will also register up to 10 domain names for you with InterNIC. Fees for initial registration and on-going maintenance fees for each domain name will be billed to you directly by InterNIC.

- Stats Advantage Usage Reporting: Provides on-demand, web-based graphical and tabular management summaries of traffic statistics from your Internet connection to support your monitoring and capacity planning needs. In order to be able to view or receive Stats Advantage reports, Internet Advantage Bronze Connection Service customers must provide GTE Internetworking with a community string permitting read-only SNMP access to the CPE router.

- Network News Feed: Access to a virtually unlimited number of Internet news groups, bulletin boards, and discussion forums.

- Web-Based Training: Self-service, web-based training on Internet technology, configuration and installation information,


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[GTE INTERNETWORKING INCORPORATED LOGO]


                      SERVICE QUOTATION FOR GENERAL MAGIC
--------------------------------------------------------------------------------

TO:  Tom Schreiber               QUOTE DATE:     OCT 1, 1998
     General Magic               QUOTE VALID TO: NOV 1, 1998
     420 North Mary Avenue       QUOTE NUMBER:   79270.9999.2
     Sunnyvale, CA 94086         SERVICE LEVEL:  RENEWAL, IA 6.0, FLEX T1 BRONZE
     USA



and guidelines for installing and operating Internet applications.

For additional charges, the following optional features and services are available under Internet Advantage Bronze Connection Service:

- Customer Premises Equipment (CPE) and associated maintenance.

- News Access Service allows customers to access Usenet news groups directly from GTE Internetworking's central news server.

- Domain Name E-mail Access Service provides basic functionality without the expense of installing and maintaining an e-mail server. The service provides up to twenty domain name e-mail boxes for each Internet Advantage connection.

New customer orders for Internet Advantage Connection service must be placed for at least an initial one-year term. Service discounts may be available for multi-year commitments. Activation, advanced features, and hardware-related fees are not discountable.

Telco-related fees contained within this quotation may be estimates and are not discountable. In all cases, we will bill customers for actual incurred telco charges and taxes, including any applicable cross-connect and facility entrance fees. Standard telco extended demarcations will be billed at $150; non-standard telco extended demarcations will be quoted on an individual case basis.

An invoice for all one-time fees will be issued following the completion of service activation. Recurring fees will be invoiced on a monthly basis in arrears.

Flexible T1 Bronze customers whose service activation date occurs after the first of the month will receive a prorated bill for that first partial month based on the rate of the 128 kbps usage band, regardless of actual usage. Normal 95th percentile usage-based monthly billing will commence with the first full month following service activation according to the following pricing schedule less any applicable recurring discounts as noted above:

Usage                Monthly Fee
[**]                 [**]
[**]                 [**]
[**]                 [**]
[**]                 [**]
[**]                 [**]

Internet Advantage Bronze Connection Service customers purchasing usage-based, flexible-priced service must provide GTE Internetworking with a community string permitting read-only SNMP access to the CPE router.

All invoices are payable net 30 days. Applicable taxes will be additional.

This Service Quotation is applicable only for version 6.0 of Internet Advantage Connection Service. This Service Quotation


[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[GTE INTERNETWORKING INCORPORATED LOGO]


                      SERVICE QUOTATION FOR GENERAL MAGIC
--------------------------------------------------------------------------------

TO:  Tom Schreiber               QUOTE DATE:     OCT 1, 1998
     General Magic               QUOTE VALID TO: NOV 1, 1998
     420 North Mary Avenue       QUOTE NUMBER:   79270.9999.2
     Sunnyvale, CA 94086         SERVICE LEVEL:  RENEWAL, IA 6.0, FLEX T1 BRONZE
     USA


does not entitle you to any future versions or releases of such service that we may make available during the Service Period unless separately agreed to in writing by the parties.

Service Start Date:  11/1/98    Service End Date:  10/31/99
                   ----------                     ---------

If you accept the above service period, please initial here [Initialed]
                                                            -----------

If your organization requires the use of purchase orders,
please initial here.     [Initialed]
                         -----------

[GTE INTERNETWORKING INCORPORATED LOGO]


                      SERVICE QUOTATION FOR GENERAL MAGIC
--------------------------------------------------------------------------------

TO:  Tom Schreiber               QUOTE DATE:     OCT 1, 1998
     General Magic               QUOTE VALID TO: Nov 1, 1998
     420 North Mary Avenue       QUOTE NUMBER:   79270.9999.2
     Sunnyvale, CA 94086         SERVICE LEVEL:  RENEWAL, IA 6.0, FLEX T1 Bronze
     USA


Additional Terms:

(a) The Service Quotation and all Services that may be provided pursuant to this Service Quotation are subject to the terms and conditions of (a) the Master Agreement for Internetworking Services or the Master Agreement for Internet Services or Internet Services and Products Master Agreement previously signed by you (or, if you have not signed such a Master Agreement, the terms and conditions of the current Master Agreement for Internetworking Services), and (b) the Service Schedule for the applicable Services you are purchasing as indicated in this Service Quotation.

(b) Final acceptance of this Service Quotation by us is subject to credit check approval, and confirmation of a valid Master Agreement and Service Schedule signed by Customer.

(c) Any terms and conditions (including but not limited to those contained in a purchase order issued by Customer) which are different from or in addition to the terms and conditions contained in this Service Quotation, the applicable Master Agreement, and/or the applicable Service Schedule(s) signed by Customer, shall not be binding on us unless expressly accepted in writing, herein or otherwise, by our authorized representative, and we hereby object to and reject all terms and conditions not so accepted.

--------------------------------------------------------------------------------

Customer (Type or Print Full Name):   General Magic, Inc.
                                     -------------------------------------------

Signature:  /s/ GARY LEE RUCKER         Date:  11/6/98
          -------------------------          -----------------------------------

Print Name:  Gary Lee Rucker            Title:  Manager of Information Sys.
           ------------------------           ----------------------------------

--------------------------------------------------------------------------------

PURCHASE ORDERS SHOULD BE MADE OUT TO:

     GTE Internetworking
     Attention: Jason DeLoss
     77 A St.
     Mail Stop 16
     Needham, MA 02494

Should you have questions about this quotation, please contact Jason DeLoss at 617-873-5651, Fax: 617-873-3599, E-mail: jdeloss@bbn.com